SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 25, 2002

U.S. REALTEL, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-30401	36-4360426

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Fifteen Piedmont Center Suite 100 Atlanta, Georgia	30305

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 442-0120

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-16.1 LETTER REGARDING CHANGE

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     On September 25, 2002, U.S. RealTel, Inc. (the “Company”) dismissed its independent auditors, BDO Seidman, LLP. This action was recommended by the Audit Committee of the Company and approved by the Company’s Board of Directors.

     BDO Seidman, LLP audited the financial statements for the Company for the fiscal year ended December 31, 2001 and for the fiscal year ended December 31, 2000. Neither of the audit reports of BDO Seidman, LLP for those years contained any adverse opinion or a disclaimer of opinion, or was qualified or modified as to audit scope, or accounting principles, however, the reports were modified to indicate that there was substantial doubt about the Company's ability to continue as going concern.

     In connection with the audits for the fiscal years ended December 31, 2001 and 2000 and for the unaudited interim period through the date hereof, there were no disagreements with BDO Seidman, LLP on any matter of accounting principle or practice, financial statement disclosure, or audit procedure or scope which disagreement, if not resolved to the satisfaction of BDO Seidman, LLP would have caused it to make reference to the subject matter of the disagreement in its report.

     In connection with the audit of the fiscal years ended December 31, 2001 and 2000 and for the unaudited interim period through the date hereof, BDO Seidman, LLP did not advise the Company that:

(i)	internal controls necessary for the Company to develop reliable financial statements did not exist;

(ii)	information had come to its attention that led it to no longer be able to rely on management’s representations, or that made it unwilling to be associated with the financial statements prepared by management;

(iii)	there existed a need to expand significantly the scope of its audit, or that information had come to the attention of BDO Seidman, LLP, that if further investigated may materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements).

(iv)	information had come to BDO Seidman, LLP’s attention that it concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to BDO Seidman, LLP’s satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to BDO Seidman, LLP’s dismissal, the issue has not been resolved to BDO Seidman, LLP’s satisfaction prior to its dismissal.

     The Company requested that BDO Seidman, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of BDO Seidman, LLP’s letter to the Securities and Exchange Commission is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibit is filed with this report:

Exhibit No.	Description

16.1	Letter regarding change in certifying accountant.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. REALTEL, INC.

/s/ Gregory P. McGraw By: Gregory P. McGraw Title: President

Date: September 30, 2002

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

16.1	Letter regarding change in certifying accountant.